UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                      -----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Sec. 13 or 15(d) of the
                        Securities Exchange Act of 1934
                      -----------------------------------




       Date of Report (Date of earliest event reported):  November 25, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of July 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-16A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82904-13              74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                            3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000
                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-16A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of July 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On November 25, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

STRUCTURED ASSET SECURITIES CORPORATION
MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-16A
-------------------------------------------------------------------------------


SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 29, 2002       By:    /s/  Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2002



                    STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-16A
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    November 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1      148,363,000.00    146,899,930.46     694,051.63      534,517.51    1,228,569.14      0.00         0.00      146,205,878.83
IIA1      37,843,000.00     33,948,217.13     765,871.08      157,010.50      922,881.58      0.00         0.00       33,182,346.05
IIIA1     66,580,000.00     64,571,304.10   1,158,740.68      224,654.33    1,383,395.01      0.00         0.00       63,412,563.42
IVA1      20,000,000.00     17,776,582.81   1,067,345.28       85,920.15    1,153,265.43      0.00         0.00       16,709,237.53
IVA2      83,044,000.00     73,811,927.16   4,431,831.07      392,125.86    4,823,956.93      0.00         0.00       69,380,096.09
VA1       22,579,000.00     14,918,975.97   2,510,568.00       60,297.53    2,570,865.53      0.00         0.00       12,408,407.97
IB1        2,683,000.00      2,679,497.47       1,183.71        9,191.53       10,375.24      0.00         0.00        2,678,313.76
IB2        2,209,000.00      2,206,116.26         974.59        8,064.05        9,038.64      0.00         0.00        2,205,141.67
IIB1       3,759,000.00      3,753,278.51       1,932.27       20,875.00       22,807.27      0.00         0.00        3,751,346.24
IIB2       3,030,000.00      3,025,388.09       1,557.54       16,826.62       18,384.16      0.00         0.00        3,023,830.55
B3         3,589,000.00      3,583,879.21       1,729.89       17,359.64       19,089.53      0.00         0.00        3,582,149.32
B4         4,204,000.00      4,198,001.72       2,026.32       20,334.33       22,360.65      0.00         0.00        4,195,975.40
B5         1,199,000.00      1,197,289.27         577.92        5,799.45        6,377.37      0.00         0.00        1,196,711.35
B6         1,417,480.00      1,415,457.54         683.22        6,856.21        7,539.43      0.00         0.00        1,414,774.32
R                100.00              0.00           0.00            0.00            0.00      0.00         0.00                0.00
P1                 0.00              0.00           0.00            0.00            0.00      0.00         0.00                0.00
P2                 0.00              0.00           0.00       21,550.00       21,550.00      0.00         0.00                0.00
TOTALS   400,499,580.00    373,985,845.70  10,639,073.20    1,581,382.71   12,220,455.91      0.00         0.00      363,346,772.50

IA2      148,363,000.00    146,899,930.46           0.00       85,691.63       85,691.63      0.00         0.00      146,205,878.83
IIA2       7,700,954.00      6,849,653.46           0.00       31,679.65       31,679.65      0.00         0.00        6,595,457.92
IIIA2     42,561,807.00     41,281,853.51           0.00      143,626.45      143,626.45      0.00         0.00       40,540,989.77
IVA3       7,801,459.00      6,894,754.44           0.00       33,324.65       33,324.65      0.00         0.00        5,930,419.93
VA2        5,788,258.00      3,850,931.87           0.00       15,564.18       15,564.18      0.00         0.00        3,607,163.90
IB1X       2,683,000.00      2,679,497.47           0.00        2,121.27        2,121.27      0.00         0.00        2,678,313.76
IB2X       2,209,000.00      2,206,116.26           0.00        1,250.13        1,250.13      0.00         0.00        2,205,141.67
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
IA1      86358RX36      990.13858213       4.67806414    3.60276828     8.28083242     985.46051799       IA1          4.366381 %
IIA1     86358RX51      897.08049388      20.23811749    4.14899717    24.38711466     876.84237640       IIA1         5.550000 %
IIIA1    86358R2E6      969.83034094      17.40373506    3.37420141    20.77793647     952.42660589       IIIA1        4.175000 %
IVA1     86358R2G1      888.82914050      53.36726400    4.29600750    57.66327150     835.46187650       IVA1         5.800000 %
IVA2     86358R2H9      888.82914070      53.36726398    4.72190477    58.08916875     835.46187672       IVA2         6.375000 %
VA1      86358RX77      660.74564728     111.19039816    2.67051375   113.86091191     549.55524913       VA1          4.850000 %
IB1      86358RX93      998.69454715       0.44118897    3.42584048     3.86702944     998.25335818       IB1          4.116381 %
IB2      86358RY35      998.69454957       0.44119058    3.65054323     4.09173382     998.25335899       IB2          4.386381 %
IIB1     86358RY50      998.47792232       0.51403831    5.55333865     6.06737696     997.96388401       IIB1         6.674165 %
IIB2     86358RY68      998.47791749       0.51403960    5.55333993     6.06737954     997.96387789       IIB2         6.674165 %
B3       86358RY76      998.57319866       0.48199777    4.83690164     5.31889941     998.09120089       B3           5.812575 %
B4       86358RY92      998.57319696       0.48199810    4.83690057     5.31889867     998.09119886       B4           5.812575 %
B5       86358RZ26      998.57320267       0.48200167    4.83690575     5.31890742     998.09120100       B5           5.812575 %
B6       86358RZ34      998.57320033       0.48199622    4.83690070     5.31889692     998.09120411       B6           5.812575 %
R        86358RY84        0.00000000       0.00000000    0.00000000     0.00000000       0.00000000       R            5.066381 %
TOTALS                  933.79834680      26.56450526    3.94852526    30.51303053     907.23384154

IA2      86358RX44      990.13858213       0.00000000    0.57758087     0.57758087     985.46051799       IA2          0.700000 %
IIA2     86358RX69      889.45518438       0.00000000    4.11373058     4.11373058     856.44686619       IIA2         5.550000 %
IIIA2    86358R2F3      969.92718166       0.00000000    3.37453835     3.37453835     952.52040803       IIIA2        4.175000 %
IVA3     86358R2J5      883.77756520       0.00000000    4.27159202     4.27159202     760.16805703       IVA3         5.800000 %
VA2      86358RX85      665.30066041       0.00000000    2.68892299     2.68892299     623.18644055       VA2          4.850000 %
IB1X     86358RY27      998.69454715       0.00000000    0.79063362     0.79063362     998.25335818       IB1X         0.950000 %
IB2X     86358RY43      998.69454957       0.00000000    0.56592576     0.56592576     998.25335899       IB2X         0.680000 %
------------------------------------------------------------------------------------------------------    -----------------------

                                      -6-


If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                               Gouri S Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                     Email: Gouri.s.mukherjee@jpmchase.com

                     ---------------------------------------



Total Scheduled Principal Amounts                     182,765.09
        Group 1 Scheduled Principal Amounts            69,073.58
        Group 2 Scheduled Principal Amounts            22,950.81
        Group 3 Scheduled Principal Amounts            32,531.57
        Group 4 Scheduled Principal Amounts            55,549.21
        Group 5 Scheduled Principal Amounts             2,659.92

Total Unscheduled Principal Amounts                   10,456,308.11
        Group 1 Unscheduled Principal Amounts            629,156.21
        Group 2 Unscheduled Principal Amounts            744,240.38
        Group 3 Unscheduled Principal Amounts          1,127,948.47
        Group 4 Unscheduled Principal Amounts          5,446,851.04
        Group 5 Unscheduled Principal Amounts          2,508,112.01

Total Net Liquidation Proceeds                          0.00
        Group 1 Net Liquidation Proceeds                0.00
        Group 2 Net Liquidation Proceeds                0.00
        Group 3 Net Liquidation Proceeds                0.00
        Group 4 Net Liquidation Proceeds                0.00
        Group 5 Net Liquidation Proceeds                0.00

Total Insurance Proceeds                                0.00
        Group 1 Insurance Proceeds                      0.00
        Group 2 Insurance Proceeds                      0.00
        Group 3 Insurance Proceeds                      0.00
        Group 4 Insurance Proceeds                      0.00
        Group 5 Insurance Proceeds                      0.00

Aggregate Advances                                      0.00
        Group 1 Aggregate Advances                      0.00
        Group 2 Aggregate Advances                      0.00
        Group 3 Aggregate Advances                      0.00
        Group 4 Aggregate Advances                      0.00
        Group 5 Aggregate Advances                      0.00

Ending Principal Balance                                363,346,773.00
        Group 1 Ending Principal Balance                155,659,545.64
        Group 2 Ending Principal Balance                 35,252,867.59
        Group 3 Ending Principal Balance                 67,058,253.53
        Group 4 Ending Principal Balance                 91,729,129.58
        Group 5 Ending Principal Balance                 13,646,976.66

Current Period Realized Losses                          0.00
        Group 1 Current Period Realized Losses          0.00
        Group 2 Current Period Realized Losses          0.00
        Group 3 Current Period Realized Losses          0.00
        Group 4 Current Period Realized Losses          0.00
        Group 5 Current Period Realized Losses          0.00

Cummulative Period Realized Losses                      0.00
Fraud Loss Limit                                        12,014,987.00
Bankruptcy Loss Loss Limit                              150,000.00
Group 1 Cummulative Period Realized Losses              0.00
Group 2 Cummulative Period Realized Losses              0.00
Special Hazard Loss Loss Limit                          8,000,000.00
Group 3 Cummulative Period Realized Losses              0.00
Group 4 Cummulative Period Realized Losses              0.00
Group 5 Cummulative Period Realized Losses              0.00

Bankruptcy Losses                                       0.00
        Group 1 Bankruptcy Losses                       0.00
        Group 2 Bankruptcy Losses                       0.00
        Group 3 Bankruptcy Losses                       0.00
        Group 4 Bankruptcy Losses                       0.00
        Group 5 Bankruptcy Losses                       0.00

Fraud Losses                                            0.00
        Group 1 Fraud Losses                            0.00
        Group 2 Fraud Losses                            0.00
        Group 3 Fraud Losses                            0.00
        Group 4 Fraud Losses                            0.00
        Group 5 Fraud Losses                            0.00




Special Hazard Losses                                   0.00
        Group 1 Special Hazard Losses                   0.00
        Group 2 Special Hazard Losses                   0.00
        Group 3 Special Hazard Losses                   0.00
        Group 4 Special Hazard Losses                   0.00
        Group 5 Special Hazard Losses                   0.00

Servicing Fees                                          95,587.61
Trustee Fees                                            1,714.10
Master Service Fee                                      0.00


Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
Category                Number     Principal Balance               Percentage
1 Month                      4            1,251,637.06                  0.80 %
2 Month                      0                    0.00                  0.00 %
3 Month                      0                    0.00                  0.00 %
Total                        4            1,251,637.06                  0.80 %

 Group 2
Category                Number     Principal Balance               Percentage
1 Month                       1              996,148.31                  2.83 %
2 Month                       0                    0.00                  0.00 %
3 Month                       2              714,874.57                  2.03 %
Total                         3            1,711,022.88                  4.86 %

 Group 3
Category                Number     Principal Balance               Percentage
1 Month                      0                    0.00                  0.00 %
2 Month                      0                    0.00                  0.00 %
3 Month                      0                    0.00                  0.00 %
Total                        0                    0.00                  0.00 %


 Group 4
Category                Number     Principal Balance               Percentage
1 Month                      5            1,372,364.92                  1.50 %
2 Month                      1               65,594.37                  0.07 %
3 Month                      0                    0.00                  0.00 %
Total                        6            1,437,959.29                  1.57 %



 Group 5
Category                Number     Principal Balance               Percentage
1 Month                     0                    0.00                  0.00 %
2 Month                     0                    0.00                  0.00 %
3 Month                     0                    0.00                  0.00 %
 Total                      0                    0.00                  0.00 %


 Group Totals
Category                Number     Principal Balance               Percentage
1 Month                  10            3,620,150.29                  1.00 %
2 Month                   1               65,594.37                  0.02 %
3 Month                   2              714,874.57                  0.20 %
 Total                   13            4,400,619.23                  1.22 %



Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

 Group 1
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 2
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 3
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 4
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 5
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
Group Totals
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %





Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans
 Group 1
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 2
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 3
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 4
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
 Group 5
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %
Group Totals
 Number                Principal Balance               Percentage
           0                      0.00                 0.00 %

Aggregate Outstanding Interest Shortfalls
Class ia1 shortfall                     0.00
Class ia2 shortfall                     0.00
Class iia1 shortfall                    0.00
Class iia2 shortfall                    0.00
Class iiia1 shortfall                   0.00
Class iiia2 shortfall                   0.00
Class iva1 shortfall                    0.00
Class iva2 shortfall                    0.00
Class iva3 shortfall                    0.00
Class va1 shortfall                     0.00
Class va2 shortfall                     0.00
Class ib1 shortfall                     0.00
Class ib1x shortfall                    0.00
Class ib2 shortfall                     0.00
Class ib2x shortfall                    0.00
Class iib1 shortfall                    0.00
Class iib2 shortfall                    0.00
Class b3 shortfall                      0.00
Class b4 shortfall                      0.00
Class b5 shortfall                      0.00
Class b6 shortfall                      0.00
Class r shortfall                       0.00

Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls
Class ia1 shortfall                     0.00
Class ia2 shortfall                     0.00
Class iia1 shortfall                    0.00
Class iia2 shortfall                    0.00
Class iiia1 shortfall                   0.00
Class iiia2 shortfall                   0.00
Class iva1 shortfall                    0.00
Class iva2 shortfall                    0.00
Class iva3 shortfall                    0.00
Class va1 shortfall                     0.00
Class va2 shortfall                     0.00
Class ib1 shortfall                     0.00
Class ib1x shortfall                    0.00
Class ib2 shortfall                     0.00
Class ib2x shortfall                    0.00
Class iib1 shortfall                    0.00
Class iib2 shortfall                    0.00
Class b3 shortfall                      0.00
Class b4 shortfall                      0.00
Class b5 shortfall                      0.00
Class b6 shortfall                      0.00
Class r shortfall                       0.00

Total Relief Act
Class ia1 Relief Act Shortfall          0.00
Class ia2 Relief Act Shortfall          0.00
Class iia1 Relief Act Shortfall         0.00
Class iia2 Relief Act Shortfall         0.00
Class iiia1 Relief Act Shortfall        0.00
Class iiia2 Relief Act Shortfall        0.00
Class iva1 Relief Act Shortfall         0.00
Class iva2 Relief Act Shortfall         0.00
Class iva3 Relief Act Shortfall         0.00
Class va1 Relief Act Shortfall          0.00
Class va2 Relief Act Shortfall          0.00
Class ib1 Relief Act Shortfall          0.00
Class ib1x Relief Act Shortfall         0.00
Class ib2 Relief Act Shortfall          0.00
Class ib2x Relief Act Shortfall         0.00
Class b3 Relief Act Shortfall           0.00
Class b4 Relief Act Shortfall           0.00
Class b5 Relief Act Shortfall           0.00
Class b6 Relief Act Shortfall           0.00
Class iib1 Relief Act Shortfall         0.00
Class iib2 Relief Act Shortfall         0.00
Class r Relief Act Shortfall            0.00

Total PPIS Act
Class ia1 PPIS Act Shortfall            0.00
Class ia2 PPIS Act Shortfall            0.00
Class iia1 PPIS Act Shortfall           0.00
Class iia2 PPIS Act Shortfall           0.00
Class iiia1 PPIS Act Shortfall          0.00
Class iiia2 PPIS Act Shortfall          0.00
Class iva1 PPIS Act Shortfall           0.00
Class iva2 PPIS Act Shortfall           0.00
Class iva3 PPIS Act Shortfall           0.00
Class va1 PPIS Act Shortfall            0.00
Class va2 PPIS Act Shortfall            0.00
Class ib1 PPIS Act Shortfall            0.00
Class ib1x PPIS Act Shortfall           0.00
Class ib2 PPIS Act Shortfall            0.00
Class ib2x PPIS Act Shortfall           0.00
Class b3 PPIS Act Shortfall             0.00
Class b4 PPIS Act Shortfall             0.00
Class b5 PPIS Act Shortfall             0.00
Class b6 PPIS Act Shortfall             0.00
Class iib1 PPIS Act Shortfall           0.00
Class iib2 PPIS Act Shortfall           0.00
Class r PPIS Act Shortfall              0.00
